Accounts Receivable and Other Current Assets	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
Accounts Receivable and Other Current Assets
ACCOUNTS RECEIVABLE AND OTHER CURRENT ASSETS

(in millions)	2016	2015
Trade accounts receivable	$507	$517
Unbilled accounts receivable	551	404
Allowance for doubtful accounts	(33)	(66)
Income tax receivable	26	—
Assets held for sale	—	38
Other	76	71
	$1,127	$964

The decrease in the allowance for doubtful accounts was due to the settlement and release of a reserve at UNS Energy in relation to billings to third-party owners of Springerville Unit 1.

Assets held for sale as at December 31, 2015 included utility capital assets of approximately $29 million (US$21 million) purchased by UNS Energy upon expiration of the Springerville Coal Handling Facilities lease in April 2015. UNS Energy has an agreement with a third party whereby they can purchase a 17.05% interest or continue to make payments to UNS Energy for the use of the facility. In March 2016 the third party notified UNS Energy that it was exercising its option to purchase, however, as at December 31, 2016, it was no longer probable that the sale would be completed and UNS Energy reclassified the assets held for sale to utility capital assets (Note 10). As at December 31, 2015, assets held for sale also included the non-regulated Walden hydroelectric power plant assets of approximately $9 million, which were sold in February 2016 (Note 28).

Other consisted of customer billings for non-core services, collateral deposits for gas purchases at FortisBC Energy and advances on coal purchases at UNS Energy, as well as the fair value of derivative instruments (Note 30).